EXHIBIT 99.9
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                            ASSET PURCHASE AGREEMENT
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This is an Agreement made and entered into on the 16th day of February, 2001, by and between Able Laboratories, Inc., a Delaware corporation, doing business as N/A with its principal place of business at 6 Hollywood Court South, Plainfield, New Jersey 07080 ("Seller") and TRIPLE L, LTD., an Illinois corporation, located at 60 Revere Drive, Suite 840 Northbrook, Illinois ("Buyer").

         WHEREAS, Seller desires to sell and Buyer desires to buy certain assets of Seller's business in Plainfield, New Jersey and hereinafter described.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, it is agreed by and between the parties as follows:

         1. Representations and Warranties of Seller Seller represents and warrants to Buyer as follows:

                  (a) Seller is a corporation duly organized and existing and in good standing under the laws of the State of Delaware and is duly authorized to carry on its business and to own its properties as and in the place in Plainfield, New Jersey, where such properties are now owned and operated.

                  (b) Seller his good and marketable title to all of the Assets to be conveyed, transferred and assigned to Buyer pursuant to this Agreement, subject to no mortgage. conditional sales agreement, charge, lien or encumbrance.

                  (c) Seller has filed all federal, state and local governmental tax returns required by it to be filed in accordance with the provisions of law pertaining thereto and has paid all taxes and assessments (including, without limitation of the foregoing, income, excise, unemployment, social security, occupation, franchise, property, and import taxes, duties or
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charges and all penalties and interest in respect thereto) required by Seller to have been paid to date, as all of such returns and payments pertain to the ownership of Assets and the operation of business at Seller's location in Plainfield, New Jersey.

                  (d) There are no legal, quasijudicial or administrative actions, suits or proceedings of any kind or nature now pending or, to the knowledge of Seller, threatened before any court or administrative body in any manner involving the Seller (including, but not by way of limitation, any pending or threatened charges for unfair labor practices) or any of its properties or shares of capital stock, or which may adversely affect the power or authority of Seller to carry out the transactions to be performed by Seller hereunder.

                  (e) With respect to the ownership and operation of its business at Able Laboratories, Inc., Seller is not a party to any of the following agreements, written or oral, which would give rise to liability on the part of Buyer or result in a lien, charge or encumbrance against the Assets: (i) any contract not made in the ordinary course of business, (ii) any employment contract which is not terminable without cost or other liability to Seller, or any successor, (iii) any contract with any labor union, (iv) any bonus, pension, profit sharing, retirement share purchase, hospitalization insurance or similar plan providing employee benefits, (v) any lease with respect to any property, real or personal, whether as lessor or lessee, (vi) any advertising contract or contract for public relations services, (vii) any continuing contract for the purchase of materials, supplies or equipment, (viii) any sales and service, distributorship, agency, or franchise contracts, or (ix) any contract continuing for a period of more than thirty (30) days or which is not terminable without cost or other liability to Seller or its successors.

                  (f) With, respect to the ownership and operation of its business at Able Laboratories, Inc., Seller has, in all respects, performed all obligations required to be performed

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by it to date and is not in default in any respect under any of the contracts, agreements, leases or other documents to be assigned to Buyer and has made all pension, profit sharing, welfare and other contributions called for by the terms of any agreement or plan to which it is a party (and as of the Closing Date will have made all such contributions accruing prior to such Closing Date.)

                  (g) The consummation of the transactions contemplated by this Agreement and compliance with the provisions hereof will not conflict with or result in a breach of the terms, conditions or provisions of, or constitute a breach or default under, any provision of the law, any order of any court or other agency of government, known to and binding upon Seller, the charter or bylaws of Seller or any note, debenture, mortgage, loan agreement or other instrument to which Seller is a party, or by which it is bound or will result in the creation or imposition of any lien, charge or encumbrance of any kind whatsoever on the assets to be transferred to Buyer pursuant to this Agreement.

                  (h) Seller has not entered into or committed itself, orally or in writing, to any purchase, sales or other commitments, not in the ordinary course of business, or to any sales warranty policies or customer claims policies which, upon closing of these transactions, would be binding upon Buyer or which could result in a lien, charge or encumbrance of any kind whatsoever on the Assets following Closing.

                  (i) At the Closing Date, Seller will have all necessary federal, state or local licenses, permits and authorizations for the use of its facilities at its place of business in Plainfield, New Jersey and is, and at all times to and including the Closing Date, will be in full compliance with the terms thereof.

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                  (j) The Board of Directors of Seller have approved this
Agreement and the transactions contemplated herein and have authorized the execution and delivery hereof by Seller.

         2. Representations and Warranties of Buyer. Buyer represents and warrants to Seller as follows:

                  (a) Buyer is a corporation ("Corporation") and is duly organized, validly existing and in good standing under the laws of the State of Illinois and has full power and authority to enter into this Agreement and perform the transactions contemplated herein. The Corporation is duly qualified to do business in the State of New Jersey.

                  (b) This Agreement shall be, when duly executed and delivered, a legal and binding obligation of Buyer and the Corporation, enforceable in accordance with its terms.

                  (c) No representation or warranty by Buyer in this Agreement contains or will contain any untrue statement or omits or will omit to state a material fact necessary to make the statements contained herein not misleading. All representations and warranties made by Buyer in this Agreement shall be true and correct as of Closing with the same force and effect as if they had been made on and as of such date.

                  (d) To the best of Buyers knowledge, neither Buyer nor any officer, director, affiliate, or controlling person of Seller has committed any violation, or been in any way in contravention, of any law, rule or regulation governing transactions in securities, in connection with the transactions herein.

                  (e) Buyer has formed his own opinion as to the value of Seller's Assets being purchased hereunder. The parties agree that Seller's warranties include only the express written warranties that are contained in this Agreement. Any other express warranties, oral or written,

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not contained in this Agreement are of no force and effect. Seller hereby disclaims all implied warranties, including without limitation, implied warranties of merchantability and of fitness for special or ordinary uses or purposes. The parties acknowledge that Buyer has inspected such Assets to the full extent of Buyer's desire, and Seller has given Buyer ample opportunity to conduct such inspections. Seller's Assets being purchased hereunder, except as expressly warranted or represented herein, are purchased "As Is" and "With All Faults." Seller warrants that all motor vehicles, machinery and equipment being sold pursuant hereto shall be in operating condition at the time of Closing.

                  (f) No actions or proceedings are pending or to Buyer's best knowledge, threatened before any court, administrative authority or other authority that might materially or adversely affect Buyer's ability or right to perform all of his obligations hereunder.

                  (g) Buyer will have sufficient funds necessary to enable him to meet his cash obligations under this Agreement.

         3. Covenants of Seller. Seller represents and covenants to Buyer that during the pending completion of the sale of the Assets contemplated hereby and as of Closing that:

                  (a) Each and every covenant, representation and warranty set forth in Paragraphs 1 and 3 hereof shall be true and correct.

                  (b) Seller will maintain itself at all times up to and including the Closing Date as a duly organized corporation in good standing under the laws of the State of Delaware.

                  (c) Seller will afford Buyer, his representatives, agents and employees, at all reasonable times, access and facilities to use, with respect to all of the assets of Seller and its books, files, records and insurance policies as they relate to the assets for the purpose of audit, inspection and examination thereof, and will do everything reasonably necessary to enable Buyer

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to make a complete examination of the Assets of Seller and the condition thereof. All information so obtained by Buyer and his representatives, agents and employees shall be kept confidential.

                  (d) Other than in favor of Buyer, Seller will not further mortgage, pledge or subject to lien or other encumbrance any of the Assets.

                  (e) Seller will not dispose of any of the Assets subject to the terms of this agreement or in anywise obligate itself to do so except as may be expressly provided by the terms of this Agreement.

                  (f) Seller will keep all of its insurable Assets insured in accordance with its present practice, and it will maintain, preserve and keep all improvements on its property and all equipment, furniture, fixtures and other personal property constituting a part of the Assets in a good condition and state of repair, reasonable wear and tear or damage or loss by fire, storm or other casualty loss excepted.

         4. Covenants of Buyer. Buyer represents and covenants to Seller that during the pending completion of the sale of the Assets contemplated hereby and as of Closing that:

                  (a) Each and every covenant, representation and warranty set forth in Paragraphs 2 and 4 hereof shall be true and correct.

                  (b) Buyer shall have performed and complied with all its terms, agreements and conditions under this Agreement on or before Closing.

         5. Representations, Warranties and Covenants True as of Closing Date. All of the representations, warranties and covenants herein contained in Paragraphs 1 through 4 hereof shall be true and correct and shall not have been breached on and as of the Closing Date as

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though made on and as of said Closing Date, and all such representations, warranties and covenants shall survive the Closing Date.

         6. Transfer and Pricing of Assets to be Sold. Seller shall sell and Buyer shall buy the equipment described on Exhibit "B" attached hereto ("Assets"). The price to be paid for all said Assets is Seven Hundred and Seventy Dollars ($770,000). Seller shall transfer and deliver marketable title to such Assets by appropriate Bill of Sale, free and clear of all mortgages, liens and security interests therein. The purchase price shall be paid by Buyer on the Closing Date.

         7. Payment of Seller's Obligations. This is an asset purchase only. Buyer is not assuming or agreeing to pay any of Seller's debts or obligations whatsoever. Seller agrees to pay any debts or liabilities which could result in the attachment, after Closing, of any lien or encumbrance to the Assets, and to indemnify and hold Buyer harmless from any liabilities whatsoever arising out of any of Seller's debts or obligations.

         8. Lease. Subsequent to this Agreement, Buyer and Seller shall enter into an Equipment Lease Agreement in the form attached as Exhibit "B", which shall provide for monthly rental of the Assets described in Exhibit "A" from Buyer to Seller. During the term of the Lease, taxes, insurance, repairs and maintenance on the Assets shall be paid by the Seller. At the end of the lease term, Seller shall have the optioh to repurchase the Assets for cash in an amount established by such Equipment Lease Agreement.

         9. Brokers. Seller and Buyer each represent and warrant to the other that each party will be solely responsible to any person employed by it for any broker's, finder's or similar fees incident to this sale, and will indemnify and hold harmless the other from all such fees.

         10. Closing Date. The Closing Date, as used herein, shall be February __, 2001 or on such other date as may be mutually agreeable to the parties. Closing shall occur at such place as

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shall be mutually agreed upon by the parties. Prior to the Closing Date, Seller will permit Buyer and its representatives access to all Seller's records related to its business and to the premises for physical inspection of the Assets to be sold. For purposes of this Agreement, the "Closing Date" means the day on which the purchase prices are paid and the Bills of Sale and other transfer documents are executed and delivered.

         11. Conditions Precedent to Seller's Obligation's. Seller's obligations to complete the Closing hereunder are, at its option, subject to the following conditions:

                  (a) All Buyer's representations and warranties contained in this Agreement shall be true in all material respects as of and at the Closing.

                  (b) Buyer shall have performed and complied with all its agreements, terms, and conditions under this Agreement on or before the Closing.

                  (c) Buyer shall have delivered to Seller true copies of current UCC searches of documents filed in the office of Secretary of State of New Jersey on Seller or its Assets.

         12. Conditions Precedent to Buyer's Obligations. Payment of the purchase prices stated in this Agreement shall be conditioned upon their calculation under the provisions of this Agreement and upon accomplishment of the following conditions precedent, it being understood that Seller shall do everything reasonably within its power to cause such conditions to be accomplished:

                  (a) On the Closing Date:

                      (i) Seller shall have reasonably satisfied Buyer that all Assets transferred hereunder are in as good condition, reasonable wear and tear excepted, as when inventoried and the prices for such items established, or, if not in such condition, have been removed from the premises to be transferred hereunder and the price reduced accordingly. The

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Assets shall be transferred without any other warranties, express or implied, except warranty of title.

                      (ii) Seller shall execute in favor of Buyer or the Corporation Bills of Sale, effective under the laws of New Jersey, for all Assets to be transferred by Seller hereunder, other documents of transfer of title, and any other documents necessary or desirable in the opinion of Buyer's counsel in connection with the transfer, which documents shall warrant title to Buyer and shall in all respect be in such form as may be reasonably required by Buyer or its counsel.

                      (iii) All actions, proceedings, instruments and documents required to carry out this Agreement or incident thereto, and all other legal matters, shall have been approved by counsel for Buyer, it being understood that such approval shall not be unreasonably withheld.

                  (b) On or before Closing Date:

                      (i) Seller shall have furnished to Buyer evidence to the reasonable satisfaction of Buyer and his counsel of ownership by Seller of the Assets to be transferred by Seller, free of any mortgage, conditional sales agreement, charge, lien, encumbrance or security interest

                      (ii) Buyer shall not have discovered any material error, misstatement or omission in any of the representations or warranties made by Seller herein. In the event that any of the conditions hereinabove set forth shall not have been fulfilled on or before the Closing Date, Buyer shall have the right at his option to rescind this Agreement.

         13. Bulk Sales Law. The parties hereby waive Seller's compliance with the provisions of the New Jersey Uniform Commercial Code-Bulk Transfers. Seller shall hold a sufficient

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amount of the net cash proceeds in trust to pay all its creditors as and when their claims come due, and hold and save Buyer harmless against any loss, damage or expense, including reasonable attorneys, fees and court costs, incurred by Buyer as a result of or attributable to the parties' failure to comply with such provisions.

         14. Expenses of Transaction. Whether or not the transaction contemplated hereby is consummated, except as otherwise specifically provided in this Agreement, each party shall pay its own expenses incident to the preparation of this Agreement, or for carrying this Agreement into effect and consummating the transactions hereby contemplated.

         15. Waiver. The waiver by any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement or any subsequent breach thereof.

         16. Notices. Any notice, communication, request, reply or advice (hereinafter severally and collectively, for convenience, called "Notice") in this Agreement provided or permitted to be given, made or accepted by either party to the other must be in writing and may, unless otherwise in this Agreement expressly provided, be given or be served by depositing the same in the United States mail, postage paid, and registered or certified, and addressed to the party to be notified, with return receipt requested, or by delivering the same in person to an officer of such party, or by prepaid telegram, when appropriate, addressed to the party to be notified. Notice deposited in the mail in the manner hereinabove described shall be effective, unless otherwise stated in this Agreement, from and after the date it is so deposited. Notice given in any other manner shall be effective only if and when received by the party to be notified. For purposes of notice, the addresses of the parties shall be as follows:

         If to Seller to:      Able Laboratories
                               6 Hollywood Ct.
                               Plainfield, NJ  07080

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         with a Copy to:       Jay Wadeker

         If to Buyer to:       TRIPLE L, LTD.
                               60 Revere Drive, Suite 840
                               Northbrook, Illinois 60062

         With a Copy to:       Vee Lacroix

         17. Entire Agreement.

                  (a) This Agreement is the entire agreement between the parties and supersedes all prior and contemporaneous agreements and understandings of the parties.

                  (b) This Agreement shall be construed and enforced in accordance with Illinois law.

         18. Section and Other Headings. Section and other headings contained in this Agreement are for reference purposes only, and shall not affect in any way the meaning or interpretation of this Agreement.

         19. Time. Time is of the essence of this Agreement.









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         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


WITNESS:  George H. Sager Jr.                    Able Laboratories, Inc.
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                                            By:  Jay Wadekar
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                                            Its:  President
                                                --------------------------------
                                            TRIPLE L, LTD.
                                            By:  Vee Lacroix
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                                            Its:   Vice President
                                                --------------------------------




















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